SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

STRIKEFORCE TECHNOLOGIES, INC.

Wyoming	000-55012	22-3827597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661 9641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “SFT,” “StrikeForce,” “we” and “our” refer to StrikeForce Technologies, Inc. unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 8.01 OTHER EVENTS

On September 8, 2017, the Company’s retail distributor, WYNIT Distribution, LLC, filed for Chapter 11 bankruptcy protection in the Minnesota Bankruptcy Court (Bankruptcy Petition #17-42726). WYNIT serves a wide range of customers, including large national retailers such as Home Shopping Network, Office Depot/Max, Best Buy Canada, Staples and others as well as smaller independent resellers. Management estimates that the Company would have received approximately $72,000 in revenues through consignments and assets resulting from WYNIT distributions, primarily in the latest quarter. Management will file the appropriate forms, for the benefit of the Company, with the Minnesota Bankruptcy Court but recognizes that the Company is an unsecured creditor and may not receive any material amount of the anticipated revenues.

Management does anticipate revenues from other transactions currently in progress as well as recognizing that new retail sales will be forthcoming with the same or similar vendors once a new distributor is engaged (currently in the process of being retained). No assurances can be provided that such revenues will be realized or that there will be any recovery from WYNIT.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC.

Dated: September 15, 2017	By:	/s/ Mark L. Kay
Mark L. Kay
Chief Executive Officer

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